UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

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CoroWare, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1410 Market Street, Suite 200
Kirkland, Washington 98033
(Address of principal executive offices)

(800) 641-2676
(Registrant's telephone number, including area code)

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Copies to:

Gary L. Blum, Esq.
Law Offices of Gary L. Blum
3278 Wilshire Boulevard, Suite 603
Los Angeles, CA 90010
Phone: (213) 381-7450
Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by CoroWare, Inc. (the “Company”) on November 9, 2011 (the “Initial Form 8-K”), and as subsequently amended, regarding the dismissal of its independent registered public accounting firm, LBB & Associates Ltd., LLP (“LBB”).

The Company provided LBB with a copy of the disclosures set forth in the Initial Form 8-K and requested that LBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements therein.

The Company is filing this Form 8-K/A to file the letter from LBB regarding the statements made by the Company in the Initial Form 8-K and as subsequently amended.  A copy of the letter furnished by KPMG, dated December 12, 2011, is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.         Description

16.1 Letter re Change in Certifying Accountant from LBB & Associates Ltd., LLP dated December 12, 2011.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: December 13, 2011	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer